UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2001

HIGH STREET CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	n/a*	56-2248395

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Hendersonville Road
Asheville, North Carolina 28803

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (828) 277-5001

High Street Banking Company

(Former name or former address, if changed since last report.)

*     High Street Corporation has reporting obligations under Section 12(g) of the Securities Exchange Act of 1934 as a result of a share exchange with High Street Banking Company effective October 31, 2001. Shares of common stock of High Street Banking Company were registered under Section 12(g) of the Securities Exchange Act and pursuant to Section 12(i) of such act, High Street Banking Company filed its periodic reports with the Federal Deposit Insurance Corporation.

Item 1. Change in Control of Registrant.

     On October 31, 2001, High Street Banking Company, a banking corporation organized under the laws of the State of North Carolina (the “Bank”), and High Street Corporation, a North Carolina corporation (the “Registrant”), completed a share exchange (the “Share Exchange”) pursuant to an Agreement and Plan of Share Exchange between them dated April 30, 2001, in which each outstanding share of common stock, par value $5.00 per share, of the Bank (the “Bank Common Stock”) was exchanged for one share of common stock, without par value, of the Registrant (the “Holding Company Common Stock”). The shares of Holding Company Common Stock issued in connection with the Share Exchange were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Securities Act. Prior to the Share Exchange the Bank Common Stock had been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, as a result of the Share Exchange, the Registrant is the successor issuer to the Bank and the Holding Company Common Stock is deemed registered under Section 12(g) of the Exchange Act.

     As a result of the Share Exchange, the Bank became a wholly owned subsidiary of the Registrant. The directors and executive officers of the Bank immediately prior to the Share Exchange remain as the directors and executive officers of the Bank immediately following the Share Exchange. The directors and executive officers of the Registrant are identical to the directors and executive officers of the Bank immediately prior to the Share Exchange. Because no shareholder elected to pursue statutory rights of dissent and appraisal, the shareholders of the Registrant immediately following the Share Exchange own the same number of shares of Holding Company Common Stock as the number of shares of the Bank Common Stock held by them immediately prior to the Share Exchange.

     This Form 8-K is filed by the Registrant as the initial report of the Registrant with the SEC and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the SEC.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Document Description

2.1	Agreement and Plan of Share Exchange dated as of April 30, 2001 by and between High Street Banking Company and High Street Corporation

3.1	Articles of Incorporation of High Street Corporation

3.2	Bylaws of High Street Corporation

4.1	Article 7 of the Articles of Incorporation of High Street Corporation (1)

4.2	Article II, Article VII, Section 8.3, Section 8.4 and Section 9.1 of the Bylaws of High Street Corporation (2)

(1)	This exhibit is incorporated by reference to Exhibit 3.1 to this Current Report on Form 8-K.
(2)	This exhibit is incorporated by reference to Exhibit 3.2 to this Current Report on Form 8-K.

See INDEX to EXHIBITS.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH STREET CORPORATION

By:	/s/ J. Edgar McFarland J. Edgar McFarland President and Chief Executive Officer

Dated: October 31, 2001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBITS

FORM 8-K
CURRENT REPORT

Date of Report
October 31, 2001

HIGH STREET CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Sequentially Numbered Page

2.1	Agreement and Plan of Share Exchange dated as of April 30, 2001 by and between High Street Banking Company and High Street Corporation.	6

3.1	Articles of Incorporation of High Street Corporation	13

3.2	Bylaws of High Street Corporation	16

4.1	Article 7 of the Articles of Incorporation of High Street Corporation	#

4.2	Article II, Article VII, Section 8.3, Section 8.4 and Section 9.1 of the Bylaws of High Street Corporation	*

(#)	This exhibit is incorporated by reference to Exhibit 3.1 to this Current Report on Form 8-K.

(*)	This exhibit is incorporated by reference to Exhibit 3.2 to this Current Report on Form 8-K.